UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2025

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Nashville Road, Suite B1, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)
(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement

On December 10, 2025, Holley Inc. (the “Company”) entered into an amendment to the employment agreement with Matthew Stevenson, President and Chief Executive Officer of the Company, dated as of May 13, 2023.
The amendment to Mr. Stevenson’s employment agreement provides that, effective January 1, 2026, Mr. Stevenson’s annual base salary will increase from $700,000 to $800,000, and that his base salary will be subject to annual review by the Company’s board of directors (or a committee thereof) and may be increased from time to time. In addition, the amendment to Mr. Stevenson’s employment agreement also provides that, commencing in 2026, on the first date annual incentive equity awards are granted to similarly situated executives and subject to the terms of the Company’s 2021 Omnibus Incentive Plan and the approval of the compensation committee of the Company’s board of directors, Mr. Stevenson will be eligible to receive annual equity-based incentive compensation in the amount of three‑and‑a‑half times his then‑base salary.
The foregoing description of the amendment to Mr. Stevenson’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Employment Agreement, dated December 10, 2025, by and between the Company and Matthew Stevenson.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Jesse Weaver
Name: Jesse Weaver
Date: December 11, 2025		Title: Chief Financial Officer